Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Quarterly Report of CareerEngine Network, Inc. (the "Registrant") on Form 10-QSB for the quarterly period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George W. Benoit, Chairman of the Board of Directors, President, and Chief Executive Officer of the Registrant, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of the my knowledge:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.




                                   /s/ George W. Benoit
                                   --------------------------------------------
Date: November 14, 2002            George W. Benoit, Chairman of the Board
                                   of Directors, President, and Chief Executive
                                   Officer